SUP-0119-0148-1020

BERNSTEIN FUND, INC.	SANFORD C. BERNSTEIN FUND, INC.
- International Strategic Equities Portfolio	- International Portfolio - Tax-Managed International Portfolio

Supplement dated October 23, 2020 to the currently effective Prospectus, Summary Prospectus and Statement of Additional Information for each of the International Portfolio, the Tax-Managed International Portfolio and the International Strategic Equities Portfolio.

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At the special meeting of shareholders of the International Portfolio and the Tax-Managed International Portfolio, each a series of Sanford C. Bernstein Fund, Inc. (“SCB Fund”), a Maryland corporation (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”), held on October 22, 2020, shareholders approved the reorganization (together, the “Reorganizations,” and each, a “Reorganization”) of each of the Acquired Portfolios into the International Strategic Equities Portfolio, a series of Bernstein Fund, Inc. (“Bernstein Fund”), a Maryland corporation (the “Acquiring Portfolio”).

Pursuant to each Reorganization, the assets and all of the stated liabilities of the applicable Acquired Portfolio will be transferred in exchange for shares of the Acquiring Portfolio. Each Acquired Portfolio will distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio and shareholders of each Acquired Portfolio will become shareholders of the Acquiring Portfolio. Shareholders of the applicable Acquired Portfolio will receive whole and fractional shares of equal dollar value of the Acquiring Portfolio.

Shareholders of an Acquired Portfolio who hold Class A or Class C shares with an investment amount less than $10,000 at the time of the applicable Reorganization who are not clients of Bernstein Private Wealth Management of AllianceBernstein L.P. will be redeemed for cash for those shares at the time of the applicable Reorganization. This will be a taxable event.

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Each Reorganization is expected to be completed as of the close of business on the New York Stock Exchange on or about December 4, 2020. In anticipation of each upcoming Reorganization, generally the last day for purchases, redemptions and exchanges into each Acquired Portfolio is expected to be trade date December 3, 2020. These dates are subject to change.

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The Statement of Additional Information for each of the International Portfolio, the Tax-Managed International Portfolio and the International Strategic Equities Portfolio is revised, as applicable, to incorporate changes conforming to this Supplement.

This Supplement should be read in conjunction with the Prospectus for each of the International Portfolio, the Tax-Managed International Portfolio and the International Strategic Equities Portfolio.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0148-1020